SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 24, 1997


                             Applied Computer Technology, Inc.
            (Exact name of registrant as specified in its charter)


             Colorado                    0-26826           84-1164570
       (State or other jurisdiction     (Commission     (I.R.S. Employer)
           of incorporation)             File Number)   Identification No.)


                  2573 Midpoint Drive, Fort Collins, Colorado 80525
            (Address of Principal executive offices)        (Zip code)


      Registrant's telephone number, including area code (970) 490-1849



                                       N/A
          Former Name or Former Address, If Changed Since Last Report



















                                Page 1 of 3 Pages
                           Exhibit Index is on Page 2.

ITEM 9.  SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S

         The following pro forma balance sheet of the Company as of October 31, 1997 amends the condensed balance sheet of the Company which was included in an 8-K report filed with the Securities and Exchange Commission on November 26, 1997.

                                     ASSETS

                                    October 31,                   October 31, 1997
                                       1997        Adjustments(1)  (as adjusted)

CURRENT ASSETS:
    Cash and equivalents              $    12,000   $1,370,000        $1,382,000
    Receivables:
         Trade, net of
           allowance of $30,000         3,590,000                      3,590,000
         Income taxes                          --                             --
         Loans to Officers                 92,000                         92,000
         Other                             95,000                         95,000
    Inventories                         2,910,000                      2,910,000
    Prepaid and Other                     502,000                        502,000
                                      -----------                    -----------
            Total Current Assets        7,201,000                      7,201,000

NET PROPERTY AND EQUIPMENT, at cost     1,990,000                      1,990,000

NET INTANGIBLE ASSETS, at cost            129,000                        129,000

OTHER ASSETS                              279,000                        279,000
                                      -----------                    -----------

TOTAL ASSETS                          $ 9,599,000                    $10,969,000
                                      ===========                    ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Current portion of long-term debt     $46,000                        $46,000
    Notes payable                       2,407,000                      2,407,000
    Accounts payable                    5,259,000                      5,259,000
    Accrued liabilities                   247,000                        247,000
                                      -----------                    -----------
              Total Current Liabilities 7,959,000                      7,959,000
LONG-TERM LIABILITIES                     631,000                        631,000

STOCKHOLDERS' EQUITY
Convertible Preferred stock - no par value;
  5,000,000 shares authorized; convertible
  into 1,150,000 shares of common stock   900,000   $1,370,000         2,270,000
Common stock, no par value; 25,000,000
  shares authorized; 3,094,000 shares
  issued and outstanding                4,202,000                      4,202,000
Accumulated deficit                    (4,093,000)                    (4,093,000)
                                      -----------                    -----------
          Total stockholders' equity    1,009,000                      2,379,000
                                        ---------                      ---------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                  $ 9,599,000                    $10,969,000
                                      ===========                    ===========


(1) Reflects sale of Series B Preferred Stock and Warrants for $1,500,000, less commissions and other offering expenses of $130,000.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE: December 2, 1997                 APPLIED COMPUTER TECHNOLOGY, INC.


                                       By:  /s/ Wiley E. Prentice, Jr.
                                            Wiley E. Prentice, Jr.
                                            President